SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[X]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Under Rule
     14a-11(c) or Rule 14a-12


                                 eUNIVERSE, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                BRAD D. GREENSPAN
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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


FOR IMMEDIATE RELEASE
                                               FOR FURTHER INFORMATION, CONTACT:

                                               ARTHUR B. CROZIER
                                               INNISFREE M&A INCORPORATED
                                               212-750-5833



EUNIVERSE HAS NOT PUBLICLY DISCLOSED LUCRATIVE OPTION AND CASH GRANTS & ARRANGEMENTS FOR DIRECTORS.

- BRAD GREENSPAN CALLS FOR FULL DISCLOSURE.

Los Angeles, CA - January 27, 2004 - Brad Greenspan released the following statement to eUniverse, Inc. (OTC: EUNI.PK) stockholders today.

The eUniverse Proxy statement filings do not disclose lucrative pay packages for Jeffrey Edell, David Carlick and Andy Sheehan.

In October, Chairman Jeff Edell was granted 75,000 stock options with an exercise price below $2.00 along with cash compensation of $3000 per month. No detail of this arrangement has been disclosed publicly.

Directors David Carlick & Andy Sheehan have arrangements with eUniverse to receive the highest compensation paid to any eUniverse director. Therefore, both of these individuals would be entitled to 150,000 stock options with an exercise price below $2.00 and $6000 of cash compensation per month. However, no detail of what they would be entitled to receive has been disclosed in the recent Proxy Statement.

"The lack of transparency of director compensation is an extremely disturbing," said Brad Greenspan, "This is a serious issue, and I believe it to be a leading indicator for what can be expected from the Board of Directors on a go forward basis if the incumbent slate is elected."


    AN INDEPENDENT, CONFLICT-FREE BOARD IS REQUIRED TO PROTECT YOUR INTERESTS

             THE CHOICE IS CLEAR. VOTE THE BLUE PROXY CARD TODAY TO
                     PROTECT THE VALUE OF YOUR INVESTMENT!

If you have any questions, or need any assistance in voting your shares, please call Innisfree M&A Incorporated, toll-free-at 1-888-750-5834.